UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: December 4, 2003
(Date of earliest event reported)

CYGNUS, INC.

(Exact name of registrant as specified in its Charter)

0-18962
(Commission file number)

DELAWARE	94-2978092
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

400 Penobscot Drive
Redwood City, California
(Address of principal executive offices including zip code)
(650) 369-4300
(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Item 5.	Other Events and Required FD Disclosure.

     On December 4, 2003 Cygnus, Inc. (“Cygnus”) issued a press release announcing that the United States Food and Drug Administration (FDA) approved Cygnus’ premarket approval application (PMA) supplement for the Company’s third-generation GlucoWatch® Biographer.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

99.1	Press Release issued by Cygnus, Inc. on December 4, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 4, 2003	CYGNUS, INC

	By:	/s/ Barbara G. McClung

Barbara G. McClung
Senior Vice President and General Counsel

INDEX TO EXHIBITS

Number	Description

99.1	Press Release issued by Cygnus, Inc. on December 4, 2003.